Exhibit 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, Charles E. Bunch, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2003, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February 2004.

/s/ Charles E. Bunch

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, Thomas J. Usher, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2003, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February 2004.

/s/ Thomas J. Usher

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, Allen J. Krowe, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2003, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February 2004.

/s/ Allen J. Krowe

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, Robert Mehrabian, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2003, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February 2004.

/s/ Robert Mehrabian

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, David R. Whitwam, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2003, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February 2004.

/s/ David R. Whitwam

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, Erroll B. Davis, Jr., a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2003, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February 2004.

/s/ Erroll B. Davis, Jr.

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, Michele J. Hooper, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2003, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February 2004.

/s/ Michele J. Hooper

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, Raymond W. LeBoeuf, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint W. H. Hernandez and M. C. Hanzel, or either of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2003, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February 2004.

/s/ Raymond W. LeBoeuf

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, James G. Berges, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2003, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February 2004.

/s/ James G. Berges

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(10-K)

I, Robert Ripp, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2003, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February 2004.

/s/ Robert Ripp